(MERRILL LYNCH LOGO)             COMPUTATIONAL MATERIALS FOR
                                 MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                 SERIES 2005-HE1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[410,030,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-HE1




                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER



                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE




                                 APRIL 15, 2005




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)             COMPUTATIONAL MATERIALS FOR
                                 MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                 SERIES 2005-HE1
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                              AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                  NUMBER OF   PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     PERCENT
BACK DEBT TO      MORTGAGE     BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL      FULL      PERCENT
INCOME RATIO       LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING     LTV         DOC          IO       DTI
----------------- --------  ------------- ----------   --------   --------  ------------- ----------  ----------   --------   -----
0.001 to 5.000           1  $     870,000       0.21%     5.700%       629  $     870,000      66.92%     100.00%    100.00%   3.45%
5.001 to 10.000          9  $     868,456       0.21%     8.499%       669  $      96,495      90.28%       0.00%      0.00%   8.46%
10.001 to 15.000        19  $   2,660,675       0.64%     8.013%       645  $     140,036      78.94%      11.73%      0.00%  13.17%
15.001 to 20.000        36  $   6,041,537       1.45%     7.209%       653  $     167,820      79.00%      44.18%     21.89%  17.69%
20.001 to 25.000        93  $  13,026,611       3.12%     7.335%       648  $     140,071      83.74%      52.66%     24.09%  22.60%
25.001 to 30.000       147  $  22,599,917       5.42%     7.164%       643  $     153,741      83.42%      58.37%     14.50%  27.66%
30.001 to 35.000       284  $  48,329,613      11.58%     7.194%       647  $     170,175      81.66%      52.64%     27.38%  32.79%
35.001 to 40.000       423  $  76,599,263      18.35%     7.206%       647  $     181,086      83.95%      55.43%     28.36%  37.69%
40.001 to 45.000       563  $ 100,694,570      24.13%     7.156%       647  $     178,854      83.59%      46.62%     26.64%  42.63%
45.001 to 50.000       743  $ 128,510,941      30.79%     7.286%       643  $     172,962      84.74%      51.44%     18.95%  47.81%
50.001 to 55.000        79  $  16,416,495       3.93%     6.447%       647  $     207,804      80.87%      90.19%     50.51%  52.95%
55.001 to 60.000         2  $     443,926       0.11%     6.785%       643  $     221,963      81.34%     100.00%     71.18%  56.62%
60.001 to 65.000         1  $     273,570       0.07%     6.200%       718  $     273,570      80.00%     100.00%      0.00%  62.02%
TOTAL:               2,400  $ 417,335,576     100.00%     7.193%       646  $     173,890      83.56%      52.81%     24.76%  40.47%

(MERRILL LYNCH LOGO)                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2005-HE1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[410,030,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-HE1



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER


                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE




                                APRIL [14], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2005-HE1
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

TOTAL WITH MI

                               AGGREGATE                             WEIGHTED      AVERAGE       WEIGHTED
ORIGINAL          NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE      PERCENT
COMBINED          MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE       ORIGINAL       FULL     PERCENT
LTV                LOANS      OUTSTANDING       POOL       COUPON     SCORE      OUTSTANDING       LTV          DOC         IO
---------------  ---------    ------------   ----------   --------   --------    -----------     --------     -------    -------
60.01 to 65.00          51    $ 10,634,924         2.83%     6.933%       600       $208,528        63.04%      48.86%     20.35%
65.01 to 70.00          77    $ 15,511,203         4.12%     6.733%       622       $201,444        68.40%      62.07%     27.53%
70.01 to 75.00          82    $ 15,278,070         4.06%     6.892%       619       $186,318        74.05%      60.08%     11.44%
75.01 to 80.00         873    $172,648,301        45.90%     6.792%       654       $197,764        79.79%      40.73%     32.23%
80.01 to 85.00         153    $ 33,465,492         8.90%     6.881%       647       $218,729        84.28%      67.89%     36.24%
85.01 to 90.00         302    $ 61,181,012        16.27%     7.008%       634       $202,586        89.60%      74.62%     29.82%
90.01 to 95.00         219    $ 34,464,280         9.16%     8.260%       682       $157,371        94.79%      44.59%      6.15%
95.01 to 100.00        204    $ 32,951,495         8.76%     7.544%       646       $161,527        99.88%      71.25%     14.14%
TOTAL:               1,961    $376,134,778       100.00%     7.041%       648       $191,808        83.74%      53.58%     26.85%


TOTAL WITHOUT MI
                               AGGREGATE                             WEIGHTED     AVERAGE        WEIGHTED
ORIGINAL          NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL       AVERAGE      PERCENT
COMBINED          MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE        ORIGINAL       FULL     PERCENT
LTV                LOANS      OUTSTANDING       POOL       COUPON     SCORE      OUTSTANDING       LTV          DOC         IO
---------------  ---------    ------------   ----------   --------   --------    -----------     --------     -------    -------
15.01 to 20.00           1    $     34,908         0.08%    10.050%       654    $    34,908        15.63%       0.00%      0.00%
20.01 to 25.00           2    $    218,643         0.53%     6.475%       626    $   109,322        22.60%      54.61%      0.00%
25.01 to 30.00           3    $    439,254         1.07%     6.848%       621    $   146,418        27.62%       0.00%      0.00%
30.01 to 35.00           3    $    524,114         1.27%     6.884%       648    $   174,705        32.20%       0.00%      0.00%
35.01 to 40.00           6    $  1,149,142         2.79%     7.691%       593    $   191,524        37.64%      23.23%     23.23%
40.01 to 45.00           8    $  1,061,770         2.58%     6.912%       672    $   132,721        42.20%      83.91%     16.01%
45.01 to 50.00          12    $  2,064,135         5.01%     6.414%       648    $   172,011        47.75%      66.16%     17.15%
50.01 to 55.00          13    $  2,820,658         6.85%     7.048%       615    $   216,974        52.69%      39.70%      0.00%
55.01 to 60.00          17    $  3,103,127         7.53%     6.587%       621    $   182,537        58.71%      67.59%      7.56%
65.01 to 70.00           1    $    278,233         0.68%     7.300%       541    $   278,233        65.88%     100.00%      0.00%
70.01 to 75.00           2    $    177,008         0.43%     9.431%       553    $    88,504        74.05%      32.88%      0.00%
75.01 to 80.00           3    $    267,175         0.65%     8.361%       661    $    89,058        79.03%      22.32%      0.00%
80.01 to 85.00          21    $  3,788,743         9.20%     8.121%       562    $   180,416        84.53%      73.95%      0.00%
85.01 to 90.00          23    $  3,192,964         7.75%     7.999%       602    $   138,825        89.37%      76.47%     26.92%
90.01 to 95.00          87    $  8,670,183        21.04%     9.100%       634    $    99,657        94.89%      17.24%      1.68%
95.01 to 100.00        237    $ 13,410,741        32.55%    10.001%       644    $    56,585        99.85%      43.57%      2.53%
TOTAL:                 439    $ 41,200,798       100.00%     8.577%       626    $    93,851        81.84%      45.72%      5.75%

GROUP 1 WITH MI

                               AGGREGATE                             WEIGHTED      AVERAGE       WEIGHTED
ORIGINAL          NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE      PERCENT
COMBINED          MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE       ORIGINAL       FULL     PERCENT
LTV                LOANS      OUTSTANDING       POOL       COUPON     SCORE      OUTSTANDING       LTV          DOC        IO
---------------  ---------    ------------   ----------   --------   --------    -----------     --------     -------    -------
60.01 to 65.00          42    $  7,376,941         3.67%     7.064%       601    $   175,641        63.01%      50.73%     11.73%
65.01 to 70.00          54    $  9,139,192         4.55%     7.053%       600    $   169,244        68.65%      61.95%     12.64%
70.01 to 75.00          64    $ 11,052,811         5.50%     6.929%       604    $   172,700        74.13%      63.83%      7.72%
75.01 to 80.00         480    $ 72,683,674        36.18%     6.981%       640    $   151,424        79.68%      52.86%     23.21%
80.01 to 85.00         113    $ 20,899,040        10.40%     7.004%       638    $   184,947        84.38%      75.19%     28.65%
85.01 to 90.00         207    $ 35,223,094        17.53%     7.249%       625    $   170,160        89.59%      72.84%     14.84%
90.01 to 95.00         180    $ 24,903,371        12.40%     8.500%       681    $   138,352        94.92%      40.36%      1.95%
95.01 to 100.00        147    $ 19,598,925         9.76%     7.671%       644    $   133,326        99.81%      71.17%      7.50%
TOTAL:               1,287    $200,877,048       100.00%     7.289%       637    $   156,082        84.34%      59.86%     16.38%


GROUP 1 WITHOUT MI

                               AGGREGATE                             WEIGHTED      AVERAGE       WEIGHTED
ORIGINAL          NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE      PERCENT
COMBINED          MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE       ORIGINAL       FULL     PERCENT
LTV                LOANS      OUTSTANDING       POOL       COUPON     SCORE      OUTSTANDING       LTV          DOC        IO
---------------  ---------    ------------   ----------   --------   --------    -----------     --------     -------    -------
20.01 to 25.00           2    $    218,643         0.81%     6.475%       626    $   109,322        22.60%      54.61%      0.00%
25.01 to 30.00           3    $    439,254         1.62%     6.848%       621    $   146,418        27.62%       0.00%      0.00%
30.01 to 35.00           3    $    524,114         1.93%     6.884%       648    $   174,705        32.20%       0.00%      0.00%
35.01 to 40.00           5    $    889,409         3.28%     7.221%       602    $   177,882        38.36%      30.02%     30.02%
40.01 to 45.00           5    $    687,203         2.53%     7.314%       676    $   137,441        42.54%      85.47%      0.00%
45.01 to 50.00           7    $    906,222         3.34%     6.968%       629    $   129,460        47.31%      55.70%     39.05%
50.01 to 55.00           9    $  1,853,115         6.83%     7.388%       571    $   205,902        53.10%      43.96%      0.00%
55.01 to 60.00          15    $  2,511,336         9.26%     6.588%       609    $   167,422        58.78%      59.95%      9.34%
65.01 to 70.00           1    $    278,233         1.03%     7.300%       541    $   278,233        65.88%     100.00%      0.00%
70.01 to 75.00           2    $    177,008         0.65%     9.431%       553    $    88,504        74.05%      32.88%      0.00%
75.01 to 80.00           2    $    109,593         0.40%     9.420%       623    $    54,796        77.64%      54.42%      0.00%
80.01 to 85.00          13    $  1,835,183         6.77%     8.213%       552    $   141,168        84.68%      77.90%      0.00%
85.01 to 90.00          14    $  1,203,179         4.44%     8.532%       600    $    85,941        89.85%      82.83%      0.00%
90.01 to 95.00          70    $  7,454,258        27.48%     8.994%       635    $   106,489        94.95%      17.65%      1.95%
95.01 to 100.00        155    $  8,035,692        29.63%     9.851%       637    $    51,843        99.85%      49.40%      4.22%
TOTAL:                 306    $ 27,122,442       100.00%     8.565%       620    $    88,635        81.11%      43.90%      4.94%

(MERRILL LYNCH LOGO)                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2005-HE1
--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION


                            COMPUTATIONAL MATERIALS

                          $[410,030,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-HE1



                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER



                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE




                                APRIL [14], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2005-HE1
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




TOTAL


                                AGGREGATE                                WEIGHTED    AVERAGE        WEIGHTED
                   NUMBER OF    PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL       AVERAGE     PERCENT
                   MORTGAGE      BALANCE       MORTGAGE     AVERAGE       CREDIT     BALANCE        ORIGINAL     FULL      PERCENT
ORIGINATOR           LOANS     OUTSTANDING       POOL        COUPON       SCORE    OUTSTANDING        LTV         DOC        IO
----------         --------   ------------    ----------    -------      -------   -----------      --------    -------    -------
Fremont               587     $113,966,559      27.31%       7.045%         629      $ 194,151        81.75%     62.83%     16.49%
Fieldstone            515     $107,505,713      25.76%       6.799%         663      $ 208,749        83.35%     66.77%     43.96%
CIT                   374     $ 51,887,517      12.43%       8.386%         689      $ 138,737        92.73%     20.97%      0.00%
Lenders Direct        329     $ 41,598,402       9.97%       7.737%         632      $ 126,439        82.38%     39.16%     16.15%
ComUnity Lending      250     $ 37,929,456       9.09%       7.237%         612      $ 151,718        81.75%     65.39%     19.51%
Acoustic              184     $ 33,474,053       8.02%       6.515%         640      $ 181,924        82.18%     40.26%     34.00%
First Banl            125     $ 24,403,569       5.85%       6.879%         660      $ 195,229        79.92%     23.52%     48.31%
Other                  36     $  6,570,307       1.57%       7.687%         572      $ 182,509        84.13%     88.36%      0.00%
TOTAL:              2,400     $417,335,576     100.00%       7.193%         646      $ 173,890        83.56%     52.81%     24.76%



GROUP 1

                                AGGREGATE                                WEIGHTED    AVERAGE        WEIGHTED
                   NUMBER OF    PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL       AVERAGE     PERCENT
                   MORTGAGE      BALANCE       MORTGAGE     AVERAGE       CREDIT     BALANCE        ORIGINAL     FULL      PERCENT
ORIGINATOR           LOANS     OUTSTANDING       POOL        COUPON       SCORE    OUTSTANDING        LTV         DOC        IO
----------         --------   ------------    ----------    -------      -------   -----------      --------    -------    -------
Fremont               416      $68,532,054      30.06%       7.083%         619      $ 164,741        80.80%     67.88%     11.05%
Fieldstone            283      $47,629,064      20.89%       7.150%         647      $ 168,301        84.19%     70.91%     33.88%
CIT                   308      $38,382,927      16.83%       8.605%         683      $ 124,620        93.76%     20.61%      0.00%
ComUnity Lending      188      $26,160,013      11.47%       7.313%         606      $ 139,149        81.11%     69.36%     16.52%
Lenders Direct        225      $23,159,602      10.16%       7.787%         624      $ 102,932        82.69%     48.34%     11.14%
Other                 173      $24,135,831      10.59%       6.989%         626      $ 139,513        81.16%     60.53%     15.09%
TOTAL:              1,593     $227,999,490     100.00%       7.441%         635      $ 143,126        83.96%     57.96%     15.02%